UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): December 10, 2007
METROPCS COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-33409	20-0836269

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8144 Walnut Hill Lane, Suite 800 Dallas, Texas (Address of Principal Executive Offices)	75231-4388 (Zip Code)
Registrant’s telephone number, including area code: 214-265-2550
(Former name or former address, if changed since last report): Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
     On December 10, 2007, the Company issued a press release announcing that MetroPCS Wireless, Inc. and Lucent Technologies Inc. (d/b/a Alcatel-Lucent) had signed on December 3, 2007 an Amendment No. 3 to General Purchase Agreement, which amends that certain General Purchase Agreement, effective June 6, 2005, by and between Wireless and Alcatel-Lucent, as amended by that certain Amendment No. 1, dated September 30, 2005, and that certain Amendment No. 2, dated November 10, 2005.
     A copy of the Company’s press release is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits

EXHIBIT NUMBER		DESCRIPTION
99.1	—	Press release dated December 10, 2007 entitled “Alcatel-Lucent to build out MetroPCS’ Advanced Wireless services spectrum in seven markets including Northeastern U.S.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROPCS COMMUNICATIONS, INC.
Date: December 11, 2007	By:	/s/ J. Braxton Carter
J. Braxton Carter
Senior Vice President and CFO